UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

TRANSMONTAIGNE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Broadway, Suite 3100, Denver, CO  80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2006, our Chief Executive officer and our four other most highly compensated executive officers for the 2005 fiscal year, received grants of 125,000 restricted shares of our common stock, in the aggregate, under our Equity Incentive Plan, as amended, as follows:.

Names	Title	Number of Restricted Shares

Donald H. Anderson	Vice Chairman, President and Chief Executive Officer	25,000

William S. Dickey	Executive Vice President and Chief Operating Officer	35,000

Randall J. Larson	Executive Vice President, Chief Financial Officer and Chief Accounting Officer	35,000

Frederick W. Boutin	Senior Vice President and Treasurer	15,000

Erik B. Carlson	Senior Vice President, Corporate Secretary and General Counsel	15,000

The shares of restricted stock vest in four equal annual installments commencing on the first anniversary of the grant date. A copy of our Equity Incentive Plan, as amended, and the form of restricted stock agreement are filed as exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1

TransMontaigne Inc. (formerly TransMontaigne Oil Company) Equity Incentive Plan (incorporated by reference to Exhibit A of TransMontaigne Inc.’s Definitive Proxy Statement filed with the SEC on August 8, 1997).

10.1A	Amendment to TransMontaigne Inc. Equity Incentive Plan (incorporated by reference to Exhibit A of TransMontaigne Inc.’s Definitive Proxy Statement filed with the SEC on October 26, 1999).

10.1B	Amendment to TransMontaigne Inc. Equity Incentive Plan (incorporated by reference to Exhibit 99.3 of TransMontaigne Inc.’s Registration Statement filed with the SEC on October 17, 2001).

10.1.1C	Amendment to TransMontaigne Inc. Equity Incentive Plan (incorporated by reference to Exhibit A of TransMontaigne Inc.’s Definitive Proxy Statement filed with the SEC on October 16, 2002).

10.2	Form of TransMontaigne Inc. Equity Incentive Plan Restricted Stock Agreement.*

*              Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.

Date: April 6, 2006	By:	/s/ Erik B. Carlson
Erik B. Carlson, Senior Vice President, Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

TransMontaigne Inc. (formerly TransMontaigne Oil Company) Equity Incentive Plan (incorporated by reference to Exhibit A of TransMontaigne Inc.’s Definitive Proxy Statement filed with the SEC on August 8, 1997).

10.1A	Amendment to TransMontaigne Inc. Equity Incentive Plan (incorporated by reference to Exhibit A of TransMontaigne Inc.’s Definitive Proxy Statement filed with the SEC on October 26, 1999).

10.1B	Amendment to TransMontaigne Inc. Equity Incentive Plan (incorporated by reference to Exhibit 99.3 of TransMontaigne Inc.’s Registration Statement filed with the SEC on October 17, 2001).

10.1.1C	Amendment to TransMontaigne Inc. Equity Incentive Plan (incorporated by reference to Exhibit A of TransMontaigne Inc.’s Definitive Proxy Statement filed with the SEC on October 16, 2002).

10.2	Form of TransMontaigne Inc. Equity Incentive Plan Restricted Stock Agreement.*

*              Filed herewith.